DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND Registration No. 811-4765

Sub-Item 77Q1

Articles of Amendment are incorporated by reference to Exhibit (a)(i) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on December 12, 2008, effective as of December 15, 2009.